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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-09181, 33-80029, 333-13057, 333-13045, 333-13055, 33-37935, 33-37934, 33-87652,
and 33-31050 of ValliCorp Holdings, Inc. on Forms S-8 and in Registration Statement No. 33-80013 of ValliCorp Holdings, Inc. on Form S-3 of our report dated January 24, 1997, appearing in this Annual Report on Form 10-K of ValliCorp Holdings, Inc. for the year ended December 31, 1996.


Deloitte & Touche LLP

Fresno, California
March 25, 1997

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